UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 24, 2017
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Sunrun Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
595 Market Street, 29th Floor
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01 Entry into a Material Definitive Agreement

On August 23, 2017, Sunrun Inc. (the “Company” or “Sunrun”) issued a warrant (the “Warrant”) to Comcast Corporation (“Comcast”) to purchase up to 11,793,355 shares (“Warrant Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an exercise price of $0.01 per Warrant Share.
The Warrant provides for net share settlement that, if elected by Comcast, will reduce the number of Warrant Shares issued upon exercise to reflect net settlement of the exercise price. The number of Warrant Shares are subject to customary adjustment provisions for stock split, reclassification, reorganization, consolidation, merger, and similar transactions.
The Warrant was issued in connection with an agreement between the Company and an affiliate of Comcast (“Contractor”) to market and sell Sunrun products and services to Comcast customers (the “Agreement”). Pursuant to the Agreement, Contractor will earn lead or sales fees for each order it originates during a 40-month term that results in an installed Sunrun solar energy system. These cash fees range based on project location and are estimated to be materially lower per watt on average, as compared to the Company’s current customer acquisition costs. Sunrun management believes these cash fees, collectively with the Warrant Shares, are competitive with the Company’s other acquisition channels. During the 40-month term, the Company will be the exclusive residential solar energy provider for Contractor in the majority of Sunrun’s states of operations, and the Company agrees not to directly contract with certain Contractor competitors to co-market residential rooftop solar projects with internet, wireless, telephone, residential security, video or cable services so long as Contractor meets certain agreed performance conditions.
The Warrant vests according to a milestone schedule for residential and commercial customers originated by Contractor and installed and owned by the Company and its affiliates. The Warrant initially vests 50.05% when (a) Contractor has earned an origination fee with respect to 30,000 installed residential solar systems under the Agreement (which includes their equivalent for commercial installations, based upon the size of each commercial system as compared to an agreed average size of a residential system), and (b) Contractor or its affiliates have spent at least $10 million in marketing and sales in connection with the Agreement. Thereafter, the Warrant will vest in five additional 9.99% increments for each additional 6,000 installed residential solar systems (or their equivalent for commercial installations, based upon the size of each commercial system as compared to the average size of a residential system) for a total of 60,000 installed residential systems (which includes their equivalent in commercial installations, based upon the size of each commercial system as compared to an agreed average size of a residential system).
Additionally, (i) if a change of control or consolidation or merger of the Company occurs (a “Fundamental Change”) or the Company terminates the Agreement under certain conditions as specified in the Agreement (a “Company Termination Event”) and (ii) at such time (x) Contractor or its affiliates have spent at least $5 million in marketing and sales in connection with the Agreement and (y) if 6,000 or fewer residential solar systems have been installed, but sufficient solar systems representing at least 75% of Contractor’s cumulative sales plan through such time period as set forth in the Agreement have been installed, then the Warrant will vest pro rata to the number of installed systems at the time of such Fundamental Change. Thereafter, the Warrant will revert to the milestone vesting schedule described above.
Comcast may not transfer or assign the Warrant without Company’s prior written consent, other than transfers to an affiliate of Comcast, or in connection with a strategic transaction where the fair market value of the unvested portion of the Warrant transferred constitutes less than 30% of the aggregate value of such transaction. No transfer may be made by Comcast to a competitor of the Company without the Company’s prior written consent.
The Warrant has a term that expires on the date that is one year after the earlier to occur of (a) the date that is 40 months after the issue date of the Warrant, and (b) the termination of the Agreement.
The Company also entered into a Registration Rights Agreement with Comcast dated as of August 23, 2017, pursuant to which the Company has provided Comcast with certain demand, S-1 and S-3 registration rights such that Comcast may, from time to time on or after the date on which Comcast has the right to purchase the Warrant Shares pursuant to the exercise, in whole or in part, of the Warrant, request that the Company file a registration statement to register the Warrant Shares under the Securities Act of 1933, as amended, subject to the terms and conditions contained in the Registration Rights Agreement.
The descriptions of the Warrant and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Warrant and Registration Rights Agreement, respectively, which are incorporated by reference herein. A copy of the Warrant is included herein as Exhibit 4.1, and a copy of the Registration Rights Agreement is included herein as Exhibit 4.2.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 regarding the issuance of the Warrant Shares pursuant to the Warrant is incorporated into this Item 3.02 by reference. The issuance of the Warrant and the underlying Warrant Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Warrant and the underlying Warrant Shares were issued in a private placement exempt from the registration requirements of the Securities Act, in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

On August 24, 2017, the Company issued a press release announcing its issuance of the Warrant and entry into the Registration Rights Agreement. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section, and this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 furnished herewith shall not be incorporated by reference into any filing by the Company under the Securities Act or under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Warrant to Purchase Shares of Common Stock of Sunrun Inc.

4.2	Registration Rights Agreement between the Company and Comcast Corporation, dated August 23, 2017.

99.1	Press release issued by Sunrun Inc. dated August 24, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Mina Kim
Mina Kim General Counsel

Date: August 24, 2017